                TWELFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is made and entered into as of this 29th day of August, 2003, by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("Arris LLC"), certain Subsidiaries of the Company listed on the signature pages hereof (together with the Company and Arris LLC, the "Borrowers"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT, as administrative agent, collateral agent and syndication agent for the Lenders ("Agent").

         WHEREAS, Borrowers, Lenders, and Agent entered into that certain Credit Agreement, dated as of August 3, 2001, pursuant to which the Lenders agreed to make certain loans to the Borrowers (as amended, modified, supplemented and restated from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; and

         WHEREAS, pursuant to Section 7.6A of the Credit Agreement, Borrowers are required to maintain a Fixed Charge Coverage Ratio of at least 1.50:1.00 for the periods described therein, and Borrowers have notified Agent that they expect to fail to meet the Fixed Charge Coverage Ratio for the third and fourth Fiscal Quarters of 2003 (the "Fixed Charge Coverage Ratio Defaults"); and

         WHEREAS, the Approving Lenders have agreed to waive the Fixed Charge Coverage Ratio Defaults; and

         WHEREAS, the Borrowers, the Agent, and the Approving Lenders wish to amend the Loan Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1.       Amendments to Credit Agreement.

         (a) Section 1.1 to the Credit Agreement shall be amended by adding the following definition, which shall be inserted in the proper alphabetical order:

         "Twelfth Amendment" shall mean and refer to that certain "Twelfth Amendment to Credit Agreement, Consent and Waiver" by and among the Borrowers, Lenders, and Agent, as identified therein, dated as of August 29, 2003.

         (b) Section 7.6 shall be amended by adding a new Subsection E as follows:

         E.       EBITDA COVENANT

         On a consolidated basis, the Borrowers shall have Consolidated EBITDA for each of the third and fourth Fiscal Quarter period ending on the dates set forth below of not less than the amounts indicated:

                           PERIOD                                    CONSOLIDATED EBITDA

         July 1, 2003 through September 30, 2003                        -3,000,000

         October 1, 2003 through December 31, 2003                       3,000,000

         2. Waiver. The Approving Lenders hereby agree to waive the Fixed Charge Coverage Ratio Defaults.

         3. Fee. Borrowers shall pay to Agent, for the benefit of itself and the Lenders a fee of $________ (the "Fee") due and payable upon the execution of this Amendment. The Fee shall be shared pro rata among the Approving Lenders and shall be fully earned by Administrative Agent and Approving Lenders when paid and shall not be subject to refund or rebate.

         4. Representations, Warranties and Covenants of Borrowers. To induce Agents and Lenders to enter into this Amendment:

         (a) Each Borrower hereby represents, warrants and covenants to Agents and Lenders that,

                  (i) as of the date hereof, and after giving effect to the terms hereof, there exists no Event of Default under the Credit Agreement or any of the other Loan Documents other than the Fixed Charge Coverage Ratio Defaults,

                  (ii) each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof,

                  (iii) each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and

                  (iv) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

         (b) Each Borrower acknowledges and agrees that no right of offset, defense (other than to the extent of prior payment or performance of any Obligations), counterclaim, claim, causes of action or objection in favor of any Borrower against either Agent or any Lender presently exists by reason of any act, event, omission, manner, cause or things occurring on or prior to the date of this Amendment arising out of or with respect to, (i) the Credit Agreement, as hereby amended, or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or
(iii) the administration or funding of any of the Loans, the Obligations or any Letter of Credit.

         5. Further Assurances. Borrowers agree to take such further action as Agent shall reasonably request in connection herewith to evidence the agreement herein contained.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of, and the decisions of the courts in, the State of New York.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, Borrowers, the Agent and the Approving Lenders have caused this Amendment to be duly executed, all as of the date first above written.


                                        BORROWERS:

                                        ARRIS INTERNATIONAL, INC.


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name: Lawrence A. Margolis
                                        Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Secretary


                                        ARRIS INTERACTIVE L.L.C.


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name: Lawrence A. Margolis
                                        Title: Executive Vice President

                                        ANTEC ASSET MANAGEMENT COMPANY


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name: /s/ Lawrence A. Margolis
                                        Title: President


                                        ANTEC LICENSING COMPANY


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name: Lawrence A. Margolis
                                        Title: President


                                        TEXSCAN CORPORATION


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name: Lawrence A. Margolis
                                        Title: Chairman of the Board

                                        ELECTRONIC CONNECTOR CORPORATION OF
                                        ILLINOIS


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name: Lawrence A. Margolis
                                        Title: Vice President


                                        POWER GUARD, INC.


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name: /s/ Lawrence A. Margolis
                                        Title: Vice President


                                        KEPTEL, INC.


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name: /s/ Lawrence A. Margolis
                                        Title: Vice President


                    [Signatures Continue on Following Pages]

                                        AGENT:

                                        THE CIT GROUP/BUSINESS CREDIT, INC., as
                                        Administrative Agent, Collateral Agent,
                                        and Syndication Agent


                                        By: /s/ John F. Bohan
                                           ------------------------------------
                                        Name: John F. Bohan
                                        Title: Vice President


                          [Lenders' Signatures Follow]

                                        LENDERS:

                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By: /s/ John F. Bohan
                                           ------------------------------------
                                        Name: John F. Bohan
                                        Title: Vice President


                                        CONGRESS FINANCIAL CORPORATION
                                        (SOUTHWEST)


                                        By: /s/ Paul Truax
                                           ------------------------------------
                                        Name: Paul Truax
                                             ----------------------------------
                                        Title: Vice President
                                              ---------------------------------


                                        GMAC COMMERCIAL CREDIT LLC


                                        By:  /s/ Steven J. Brown
                                           ------------------------------------
                                        Name:  Steven J. Brown
                                        Title:  Vice President